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                                                                   EXHIBIT 10.36

                           COMMERCIAL LEASE AGREEMENT
                   (adapted from Cherlotte Region Commercial
                        Board of Realtors Standard form)

THIS LEASE, made this 1st day of July, 2002, by and between NCSC Properties LLO, a North Carolina Limited Liability Company ("Landlord"); and Huck Store Fixture Company of North Carolina, a North Carolina corporation and wholly owned subsidiary of Source-Huck Store Fixture Company which is a wholly owned subsidiary of Source interlink Companies, Inc. (formerly The Source Information Management Company) ("Tenant"):

                                  WITNESSETH:

PREMISES

1. Landlord, for and in consideration of the rents, covenants, agreements, and stipulations hereinafter mentioned provided for and covenanted to be paid, kept and performed by Tenant, lesses and rents unto Tenant, and Tenant hereby lesses and takes upon the terms and conditions which hereinafter appear, the following described real property, together with all improvements located or to be located thereon and any and all fixtures rights, privileges, easements and appurtenances belonging to or in any way pertaining to the aforesaid real property (hereinafter collectively called the "Premises"), to wit.

Approximately 19 acres of land legally described on Exhibit LA ("Land") together with a 120,000 square-foot building ("Building") and commonly known as 90 Old Charlotte Road, Albermarle NC 28001.

TERM

2. The Tenant shall have, hold and quietly possess the Premises for a term (the "Term") commencing on the date on which the last signature is affixed to this Lease ("Lease Commencement") and ending at midnight of the day prior to the fourth anniversary of the Lease Commencement, Unless sooner terminated or extended as hereinafter provided (such period, the "Initial Lease Term" and such ending date, as the same may be so extended or terminated, the "Expiration Date").

The term of this Lease shall be automatically extended without further action by either party to this Lease on the fourth anniversary of the Lease Commencement for an additional period of five years unless Tenant shall have delivered to Landlord at least sixty (60) days prior to the Exploration Date of the Initial Lease Term a written notice of its intention not to so extend the term of this Lease (the "Initial Term Notice"). If the Initial Term Notice is given as herein provided, this Lease shall terminate on the then scheduled Expiration Date and shall be of no further force and effect.

If the Initial Term Notice is not delivered, the term of this Lease also shall be automatically extended without further action by either party to this Lease on this ninth anniversary of the Lease Commencement for an additional period of five years unless Tenant shall have delivered to Landlord at least sixty (60) days prior to the Expiration Date of the Initial Lease Term a written notice of its Intention not to so extend the term of this Lease (the "Second Term Notice"). If the Second Term Notice is given as herein provided, this Lease shall terminate on the then scheduled Expiration Date and shall be of no further force and effect.

RENTAL

3. Tenant agrees to pay Landlord or its Agent, without demand, deduction or set off, an annual sum of One Hundred Eighty Thousand Dollar ($180,000) as rent (the "Rent") for the possession of the Premises during the period beginning on the Commencement Date and ending on the first scheduled Expiration Date.
Such Rent shall be payable in advance in equal monthly installments of Fifteen Thousand Dollars ($15,000) commencing on Lease Commencement and the same day of each month thereafter during the Term. For example, If the Lease Commencement is July 12, 2002. Subsequent monthly payments are due the 12th of each month.

Commencing on the fourth anniversary of the Lease Commencement and thereafter on each successive anniversary of the Lease Commencement, the Rent shall be adjusted and shall thereafter be equal to an annual sum equal to $180,000 times a fraction the numerator of which is the Consumer Price Index, Urban Wage Earners and Clerical Works, All Cities (CPI-W, 1982-1984=100) ("Index") as determined for March of the year in which the adjustment is to be made and the denominator is the Index as determined for June of 2002. The Landlord shall send to the Tenant a statement computing the amount of the adjusted Rent. Thereupon, Tenant shall pay the adjusted amount of Rent in twelve (12) equal monthly installments commencing on the anniversary of the Lease Commencement following such adjustment and on the same day of the succeeding eleven (11) months in the same manner as during the Term. In the event the Index ceases to be published, a comparable regularly published statistics of the purchasing power of the consumer dollar selected by the Landlord shall be used. All Rents under this paragraph are exclusive of changes for utilities, Insurance, property taxes, and other expenses as described in other parts of this agreement. Tenant shall make Rent payments and shall pay all other sums due from Tenant to Landlord herein electronically to the following account:
              ABA Routing Number 081200531(Mercantile Bank-Quincy)
                   Account Number 136948 (NCSC Properties LLC)

Landlord may change this account from time-to-time with a 10 day advance written notice prior to Tenant making effective.

LATE CHARGES

4. If Landlord fails to receive any Rent payment within ten (10) business days after it becomes due and payable, Tenant shall pay Landlord, as additional rental, a late charge equal to Five Hundred Dollars ($500). The parties agree that

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such a late charge represents a fair and reasonable estimate of the cost
Landlord will incur by reason of such late payment. Additionally, Tenant shall pay one and one-half percent (1.5%) per month (18% annually) for the period of time amounts due after the aforesaid grace period, including unpaid late charges and interest, remain unpaid.

SECURITY DEPOSIT

6. Tenant shall deposit with Landlord or its Agent upon execution of the Lease $10,000 as a security deposit which shall be held as security for the full and faithful performance by Tenant of each and every term, convenient and condition of this Lease. If any of the Rents or other charges or sums payable by Tenant shall be overdue and unpaid or should Landlord make payments on behalf of Tenant, or should Tenant fall to perform any of the terms of this Lease (In each case after exploration of the applicable cure period), then Landlord or its Agent may, at its option, appropriate and apply the security deposal, or so much thereof as may be necessary, to compensate toward the payment of the Rents, changes of other sums due from Tenant, or towards any loss, damage or expires sustained by Landlord resulting form such default on the part of the Tenant, and in such event Tenant shall upon demand restore the security deposit to the original sum deposited. In the event Tenant furnishes Landlord with proof that all utility bills have been paid through the Exploration Date, and performs all of Tenant's other obligations under this Lease, the security deposit shall be returned in full to Tenant within thirty (30) days after the date of the expiration or sooner termination of the term of this Lease and the surrender of the Premises by Tenant in compliance with the provisions of this Lease.

UTILITY BILLS

7. Tenant shall pay all utilities on the Building. Responsibility to pay for a utility service shall include all metering, hook-up fees or other miscellaneous charges associated with the installation and maintenance of such utility in said party's name.

USE OF PREMISES

8. The Premises shall be used for manufacture of wood or metal store futures only and for no other purposes. The Premises shall not be used for any illegal purposes, nor in any manner to create any nuisance or trespass, nor in any manner to vitiate the insurance or increase the rate of insurance on the Premises, nor in any way in violation of the Deed of Trust of Promissory Note which are attached as Exhibits LB and LC, respectively.

PROPERTY TAX

9. Landlord will Invoice Tenant and Tenant shall pay within 10 days of receipt thereof, property taxes (including but not limited to, ad valorem taxes, special assessments and any other governmental charges) for the Building attributable to the duration of Term of this Commercial Lease Agreement. Tenant shall be responsible for one-half of the property taxes relative to the real property and all property taxes relative to personal property, including, but not limited to, Inventory, machinery and vehicles. Landlord shall pay for one-half of the property taxes relative to only real estate. If the final year of the Lease term talks to concide with the tax year, then any excess for the tax year during which the term ends shall be reduced by the pro rate part of such tax year beyond the Lease term. If such taxes for the year in which the Lease terminates are not ascertainable before payment of the last month's rental, then the amount of such taxes assessed against the property for the previous tax year shall be used as a basis for determining the pro rate share, if any, to be paid by Tenant for that portion of the last Lease year. Tenant is responsible for all taxes, including personal property taxes, on the Premises.

INDEMNITY; INSURANCE

10. Tenant agrees to and hereby does indemnity and save Landlord harmless against all claims for damages to persons or property by reason of Tenant's use or occupancy of the Premises, and all expenses incurred by Landlord because thereof, including attorney's fees and court costs. Supplementing the foregoing and in addition thereto, Tenant shall during the term of this Lease and any extension or renewal thereof, and at Tenant's expense, maintain in full force and effect comprehensive general liability insurance with limits of $1,000,000 per person and $2,000,000 per accident, and property damage limits of $2,500,000, which insurance shall contain a special endorsement recognizing and insuring any liability accruing to Tenant under the first sentence of this paragraph, and naming Landlord as additional insured. Tenant shall provide evidence of such insurance to Landlord prior to the commencement of the term of this Lease Landlord and Tenant each hereby release and relieve the other, and waive any right of recovery, for loss or damage arising out of or incident to the parties insured against, which parties occur in, on or about the Premises, whether due to the negligence of Landlord or Tenant or their agents, employees, contractors and/or invitees, to the extent that such loss or damage is within the policy limits of said comprehensive general liability insurance. Landlord and Tenant shall, upon obtaining the policies of insurance required, give notice to the insurance carrier or carriers that the forgoing mutual waiver of subrogation is contained in this lease.

         Additionally, Tenant is responsible for securing and maintaining insurance coverage on the Building for perils such as fire, flood, earthquake, tornado and other storm damage at replacement cost and furnish evidence of said insurance to Landlord. The insurance must name Landlord as Landlord and/or additional insured, as appropriate, on its policy for its property, causality, automobile, general liability and umbrella policies.

REPAIRS BY LANDLORD

11. Landlord agrees to keep in good repair the foundation, exterior walls and roof (but the roof only to the extent set forth in the need sentence) of the Building (exclusive of all glass and exclusive of all exterior doors). Tenant shall promptly report in writing to Landlord any defective condition known to it which Landlord is required to repair, and failure so to report such conditions shall make Tenant responsible to Landlord for any liability incurred by Landlord by reason of

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such conditions, Landlord agrees to make immediate repairs to the roof up to a
[ILLEGIBLE] cost of $100,000 with commencement of such repairs within ninety
(90) days of Lease Commencement.

REPAIRS BY TENANT

12. Tenant accepts the Premises in their present condition and as suited for the uses Intended by Tenant. Tenant shall, at its expense, throughout the Term of this Lease, and any extension or renewal thereof, maintain in good order and repair the Premises, including the roof (except to the extent of Landlord's obligation with respect thereto as set forth in Section 11 above), Building, plumbing, fire protection devices, heating and air conditioning equipment (including but not limited to replacement of parts, compressors, air handling units and heating units) and other improvements located thereon, except those repairs expressly required to be made by Landlord hereunder, Tenant further agrees to care for the grounds around the Building, including paving, the mowing of grass, care of shrubs and general landscaping. Tenant agrees to return the Premises to Landlord at the expiration or prior termination of this Lease, in as good condition and repair as when first received, natural wear and tear, damage by storm, fire, lighting, earthquake or other casualty alone excepted. Tenant, Tenant's employees, agents, contractors or subcontractors shall take no action which may void any manufacturer's or installer's warranty with relation to the Premises. Tenant shall indemnity and hold Landlord harmless from any liability, claim demand or cause of action arising on account of Tenant's breach of the provision of this paragraph.

ALTERATIONS

13. Tenant shall not make any alterations, additions, or improvements to the Premises at a cost of Ten Thousand and No/100 Dollars ($10,000) or more without Landlord's prior written consent. Tenant shall promptly remove any alterations, additions, or improvements constructed in violation of this Paragraph upon Landlord's written request. All approved alterations, additions, and improvements will be accomplished in a good and workman like manner, in conformity with all applicable laws and regulations, and by a contractor approved by Landlord, free of any liens or encumbrances. Tenant shall secure lien waivers Landlord may require Tenant to remove any alterations, additions or improvements (whether or not made with Landlord's consent) at the termination of the Lease and to restore the Premises to its prior condition, all at Tenants expense. All alterations, additions and improvements which Landlord has not required Tenant to remove shall become Landlord's property and shall be surrendered to Landlord upon the termination of this Lease, except that Tenant may remove any of Tenant's machinery or equipment which can be removed without material damage to the Premises. Tenant shall repair, at Tenant's expense, any damage to the Premises caused by the removal of any such machinery or equipment.

REMOVAL OF FIXTURES

14. Tenant may (if not in default hereunder) prior to the expiration of this Lease, of any extension or renewed thereof, remove all fortunes and equipment which it has placed in the Premises, provided Tenant repairs all damage to the Premises caused by such removal. Tenant acknowledges Exhibit LE (hereinafter referred to as "Landlord Personal Property") and agrees that such property shall be maintained and returned to Landlord in substantially the same condition as it was as of Commencement Date, except for normal wear and usage.

DESTRUCTION OF OR DAMAGE TO PREMISES

15. If the Premises are more than seventy-five percent (75%) destroyed by storm, fire, Lightning, earthquake or other casualty, this lease shall terminate as of the date of such destruction and rental shall be accounted for as between Landlord and Tenant as of that date. The basis for the percentage of damage shall be the estimated cost of repairs divided by the replacement value of the Building. If the Premises are less than seventy-five percent (75%) damaged but not wholly destroyed by any such casualties, rental shall abate in such proportion as effective use of the Premises has been affected, and Landlord shall restore Premises to substantially the same condition as before damage as speedily as is practicable, whereupon full rental shall recommence.

GOVERNMENTAL ORDERS

16. Tenant agrees, at its own expense, to comply promptly with all requirements of any legally constituted public authority made necessary by reason of Tenant's occupancy of the Premises. Landlord agrees to comply promptly with any such requirements if not made necessary by reason of Tenant's occupancy. The termination shall become effective sixty (60) days after receipt of such notice (giving notice shall eliminate the necessity of compliance with such requirements) unless the party receiving such notice of termination shall, before termination becomes effective, pay to the party giving notice all cost of compliance in excess of one year's Rent or secure payment of said sum in manner satisfactory to the party giving notice.

CONDEMNATION

17. If the whole of the Premises, or such portion thereof as will make the Premises unusable for the purpose herein leased, is condemned by any legally constituted authority for any public use or purpose, then in either of said events the term hereby granted shall cases from the date when possession thereof is taken by public authorities, and rental shall be accounted for as between Landlord and Tenant as of said date. Such termination, however, shall be without prejudice to the rights of either Landlord or Tenant to recover compensation and damage caused by condemnation from the condemnor. It is further understood and agreed that Tenant shall not have any rights in any award made to Landlord by any condemnation authority.

ASSIGNMENT AND SUBLETTING

18. Tenant shall not, without the prior written consent of Landlord, which shall not be unreasonably withheld, assign this Lease or any interest hereunder, or sublet the Premises or any part thereof, or permit the use of the Premises by any party other than the Tenant. Consent to any assignment or sublease shall not impair this provision, and all later

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assignments or subleases shall be made likewise only on the prior written consent of Landlord. The Assignee of Tenant, at option of Landlord, shall become directly liable to Landlord for all obligations of Tenant hereunder, but no sublease or assignment by Tenant shall relieve Tenant of any liability hereunder.

EVENTS OF DEFAULT

19. The happening of any one or more of the following events (hereinafter any one of which may be referred to as an "Event of Default") during the term of this Lease, or any renewal or extension thereof, shall constitute a breach of this Lease on the part of the Tenant (1) Tenant fails to pay the rental as provided for herein; (2) Tenant abandons or vacates the Premises; (3) Tenant fails to comply with or abide by and perform any other obligation imposed upon Tenant under this Lease; (4) Tenant is adjudicated bankrupt; (5) A permanent receiver is appointed for Tenant's property and such receiver in not removed within sixty (60) days after written notice from Landlord to Tenant to obtain such removal; (6) Tenant, either voluntarily or involuntarily, takes advantage of any debt or relief proceedings under any present or future law, whereby the Rent or any part thereof is, or is proposed to be, reduced or payment thereof deferred; (7) Tenant makes an assignment for benefit of creditors; or (8) Tenant's effects are levied upon or attached under process against Tenant, which attachment is not satisfied or dissolved within thirty (30) days after written notice from Landlord to Tenant to obtain satisfaction thereof.

REMEDIES UPON DEFAULT

20. Upon the occurrence of any Event of Default, Landlord may pursue any one or more of the following remedies separately or concurrently, without prejudice to any other remedy herein provided or provided by law: (a) If the Event of Default involves nonpayment of rental and Tenant fails to cure such default with ten (10) business days after receipt of written notice thereof from Landlord, or if the Event of Default involves a default in performing any of the terms or provisions of this Lease other than the payment of rental and Tenant fails to cure such default within fifteen (15) business days after receipt of written notice of default from Landlord (unless the default complained of in said notice is of a nature that can be cured, but cannot with reasonable diligence be completed within said 15 business day period in which case such default shall be deemed to be cured if Tenant shall within said 15 business day period commence to cure the same and shall thereafter complete such cure with all due diligence). Landlord may terminate this Lease by giving written notice to Tenant and, upon such termination, shall be entitled to recover from Tenant damages as may be permitted under applicable law; or (b) if the Event of Default involves any matter other than those set forth in Item (a) of this paragraph. Landlord may terminate this Lease by giving written notice to Tenant and, upon such termination, shall be entitled to recover from the Tenant damages in an amount equal to all rental which is due and all rental which would otherwise have become due throughout the remaining term of this Lease, or any renewal or extension thereof (as if this Lease had not been terminated); or (c)upon any Event of Default, Landlord, as Tenant's agent, without terminating this Lease, may enter upon and Rent the Premises, in whole or in part, at the best price obtainable by reasonable effort, without advertisement and by private negotiations and for any term Landlord deems proper, with Tenant being liable to Landlord for the deficiency, if any, between Tenant's Rent hereunder and the price obtained by Landlord on reletting, provided however, that Landlord shall not be considered to be under any duty by reason of this provision, to take any action to mitigate damages by reason of Tenant's default. In the event Landlord hires an attorney to enforce its rights upon default, Tenant shall in addition be liable for reasonable attorney's fees and all costs of collection.

EXTERIOR SIGNS

21. Tenant shall place no signs on the Land or upon the outside walls or roof of the Premises, except with the express written consent of the Landlord. Any and all signs placed on the Premises by Tenant shall be maintained in compliance with governmental rules and regulations governing such signs, and Tenant shall remove and be responsible to Landlord for any costs or damage caused by installation, use or maintenance of signs attributable to Tenant, and all damage incident to removal thereof.

LANDLORD'S ENTRY OF PREMISES

22. Landlord may advertise the Premises "For Rent" following written notification of Tenant to Landlord of termination or within 60 days of the end of the Term, whichever is earlier. Landlord may advertise the Premises "For Sale" at anytime during this Lease. Landlord may enter the Premises at reasonable hours to exhibit same to prospective purchasers or tenants and to make repairs required of Landlord under the terms hereof or to make repairs to Landlord's adjoining property, if any.

EFFECT OF TERMINATION OF LEASE

23. No termination of this Lease prior to the normal ending thereof, by lapse of time or otherwise, shall affect Landlord's right to collect Rent for the period prior to termination thereof.

MORTGAGEE'S RIGHTS

24. Tenant's rights shall be subject to any bona fide mortgage, deed of trust or other security interest which is now or may hereafter be placed upon the Premises by Landlord. Tenant shall, if requested by Landlord, execute a separate agreement reflecting such subordination, and shall be obligated to execute such documentation as may facilitate Landlord's sale or refinancing of the Premises including, but not limited to, estopped certificates, subordination or attornment agreements.

QUIET ENJOYMENT

25. So long as Tenant observes and performs the covenants and agreements contained herein, it shall at all times during the Lease term peacefully and quietly have and enjoy possession of the Premises, but always subject to the terms hereof. Provided, however, that in the event Landlord shall sell or otherwise transfer its interest in the Premises. Tenant agrees to attorn to any new owner or interest holder and shall, if requested by Landlord, execute a separate agreement

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reflecting such attornment, provided that said agreement requires the new owner or interest holder to recognize its obligations and Tenant's rights hereunder.

HOLDING OVER

26. If Tenant remains in possession of the Premises after expiration of the term hereof, with Landlord's acquiescence and without any express agreement of the parties, Tenant shall be a Tenant at will at the rental rate which is one hundred and twenty percent (120%) of the rental rate in affect at end of the Lease, and there shall be no renewal of this Lease by operation of law. If Tenant remains in possession of the Premises after expiration of the term hereof without Landlord's acquiescence, Tenant shall be a Tenant at sufferance, and commencing on the date following the date of such expiration, the monthly rental payable under paragraph 3 above shall, for each month or fraction thereof during which Tenant so remains in possession of the Premises, be twice the monthly rental otherwise payable under Paragraph 3 above.

ATTORNEY'S FEES

27. In the event that any action or proceeding is brought to enforce any term, covenant or condition of this Lease on the part of Landlord or Tenant, the prevailing party in such litigation shall be entitled to recover reasonable attorney's fees and costs.

RIGHTS CUMULATIVE

28. All rights, powers and privileges conferred hereunder upon parties hereto shall be cumulative and not restrictive of those given by law.

WAIVER OF RIGHTS

29. No failure of Landlord to exercise any power given Landlord hereunder or to insist upon strict compliance by Tenant of its obligations hereunder and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of Landlord's right to demand exact compliance with the terms hereof.

ENVIRONMENTAL LAWS

30.(a)   Tenant shall not bring onto the Premises any Hazardous Materials (as defined below) without the prior written approval by Landlord. Any approval must be preceded by submission to Landlord of appropriate Material Safety Data Sheets (MSD Sheets). In the event of approval by Landlord, Tenant covenants that it will (1) comply with all requirements of any constituted public authority and all federal, state, and local codes, statutes, ordinances, rules, regulations and laws, whether now in force or hereafter adopted relating to Tenant's use of the Premises, or relating to the storage, use, disposal, processing, distribution, shipping or sales of any hazardous, flammable, toxic, or dangerous materials, waste or substance, the presence of which is regulated by a federal, state, or local law, ruling, rule or regulation (hereafter collectively referred to as "Hazardous Materials"); (2) comply with any reasonable recommendations by the insurance carrier of either Landlord or Tenant relating to the use by Tenant on the Premises of such Hazardous Materials; (3) refrain from unlawfully disposing of or allowing the disposal of any Hazardous Materials upon, within, about or under the Premises; and (4) remove all Hazardous Materials from the Premises, either after their use by Tenant or upon the expiration or earlier termination of this lease, in compliance with all applicable laws.

   (b) Tenant shall be responsible for obtaining all necessary permits in connection with its use, storage and disposal of Hazardous Materials, and shall develop and maintain and, where necessary, file with the appropriate authorities, all reports, receipts, manifest, filings, lists and invoices covering those Hazardous Materials, and Tenant shall provide Landlord with copies of all such items upon request. Tenant shall provide within five (5) days after receipt thereof, copies of all notices, orders, claims or other correspondence from any federal, state or local government or agency alleging any violation of any environmental law or regulation by Tenant, or related in any manner to Hazardous Materials. In addition, Tenant shall provide Landlord with copies of all response to such correspondence at the time of the response.

   (c) Tenant hereby indemnifies and hold harmless Landlord, its successors and assigns from and against any and all losses, liabilities, damages, injuries, penalties, fines, costs, expenses and claims of any and every kind whatsoever (including attorney's fees and costs, expenses or claims asserted or arising under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, from time to time, and regulations promulgated there under, any so-called state or local lien or lien law, or any other federal, state or local statute, law or ordinance, code, rule, regulation, order or decree regulating, relating to, or imposing liability or standards of conduct concerning any Hazardous Materials) paid, incurred, suffered by, or asserted against Landlord as a result of any claim, demand or judicial or administrative action by any person or entity (including governmental or private entities) for, with respect to, or as a direct or indirect result of the presence on or under or the escape, seepage, leakage, spillage, discharge, emission or release from the Premises of any Hazardous Materials caused by Tenant or Tenant's agents, employees, invitees or successors in interest. This indemnity shall also apply to any release of Hazardous Materials caused by a fire or other casualty to the Premises if such Hazardous Materials were stored on the Premises by Tenant, its agents, employees, invitees or successors in interest.

   (d) If Tenant fails to comply with the Covenants to be performed hereunder with respect to Hazardous materials, or if an environmental protection lien is filed against the Premises as a results of the actions of Tenant, its agents, employees or invitees, then the occurrence of any such event shall be considered a default hereunder.

   (e) Tenant will give Landlord prompt notice of any release of Hazardous Materials, reportable or non-reportable to federal, state or local authorities, any fire or any damage occurring on or to the Premises.

   (f) Tenant will use and occupy the Premises and conduct its business in such a manner that the Premises are neat, clean and orderly at all times, with all chemicals or Hazardous Materials marked for easy identification and stored according to all codes as outlined above.

   (g) Landlord and Tenant agree to comply with requirements as described in the Deed of Trust (attached as Exhibit LE). Further, Landlord agrees to pursue its rights under said Deed of Trust.

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   (h)   The warranties and indemnities contained in this Paragraph 30 shall survive the termination of this Lease.

TIME OF ESSENCE

31.      Time is of the essence in this Lease.

ABANDONMENT

32. Tenant shall not abandon the Premises at any time during the Lease term. If Tenant shall abandon the Premises or be dispossessed by process of law, any Personal Property belonging to Tenant and left on the Premises shall, at the option of Landlord, be deemed abandoned and available to Landlord to use or sell to offset any Rent due or any expenses incurred by removing same and restoring the Premises.

DEFINITIONS

33. "Landlord" as used in this Lease shall include the undersigned, its heirs, representatives, assigns and successors in title to the Premises. "Agent" as used in this Lease shall mean the party designated as same in Paragraph 34, its heirs, representatives, assigns and successors. "Tenant" shall include the undersigned and its heirs, heirs representatives, assigns and successors, and if this lease shall be validly assigned or sublet, shall include also Tenant's assignees or subleases as to the Premises covered by such assignment or sublease. "Landlord", "Tenant", and "Agent" include male and female, singular and plural, corporation, partnership, limited liability company, or individual, as may fit the particular parties.

NOTICES

34. All notices required or permitted under this Lease shall be in writing and shall be personally delivered or sent by U.S. certified mail, return receipt requested, postage prepaid. Notices to Tenant shall be delivered or sent to the address shown below, except that upon Tenant taking possession of the Premises, then the Premises shall be Tenant's address for such purposes. Notices to Landlord and Agent shall be delivered or sent to the addresses hereinafter stated, to wit:

Landlord: Dennis M. Prock
          NCSC Properties LLC
          12070 Country Club Lane
          Rotla, MO 65401

Tenant: W. Brian Rodgers
        Huck Store Fixture Company of North Carolina
        Two City Place Drive, Suite 320
        St. Louis, MO 63141

All notices shall be effective upon delivery. Any party may change its notice address upon written notice to the other parties, given as provided herein.

ENTIRE AGREEMENT

35. This Lease contains the entire agreement of the parties hereto, and no representations, inducements, premises or agreements, oral or otherwise, between the parties and not embodied herein shall be of any force or effect. This Lease may not be modified except by in writing signed by all the parties hereto.

AUTHORIZED LEASE EXECUTION

36. Each individual executing this Lease as director, officer, partner, member, or agent of a corporation, limited liability company, or partnership represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of such corporation, limited liability company, or partnership.

TRANSFER OF LANDLORD'S INTEREST

37. In the event of the sale, assignment or transfer by Landlord of its interest in the Premises or in this Lease (other than a collateral assignment to secure a debt of Landlord) to a successor in interest who expressly assumes the obligations of Landlord under this Lease, Landlord shall thereupon be released and discharged from all its covenants and obligations under this Lease, except those obligations that have accrued prior to such sale, assignment or transfer. Tenant agrees to look solely to the successor in interest of Landlord for the performance of those covenants accruing after such sale, assignment or transfer. Landlord's assignment of this Lease, or of any or all of its rights in this Lease, shall not affect Tenant's obligations hereunder, and Tenant shall attorn and look to the assignee as Landlord, provided Tenant has first received written notice of the assignment of Landlord's interest.

SPECIAL STIPULATIONS

38. Any special stipulations are set forth in the attached Exhibit LD, in so far as said Special Stipulations conflict with any of the foregoing provisions, said Special Stipulations shall control.

MEMORANDUM OF LEASE

39. Upon request by either Landlord or Tenant, the parties hereto shall execute a short form lease (Memorandum of Lease) in recordable form, setting forth such provisions hereof (other than the amount of Base Monthly Rent and other sums due) as either party may wish to incorporate.

PURCHASE OPTION

40. For Ten Dollars ($10) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged. Landlord grants to Tenant the exclusive right and option to purchase all and only all of the Premises under and subject to the terms and conditions of this section ("Purchase Option").

     a) Provided that Tenant is not in default under this Lease, Tenant may exercise this option to purchase all (and only all) of the Premises anytime during the period from July 1, 2004 through June 30, 2008 (the "Option Period"). Tenant shall exercise this option, if at all, by giving Landlord written notice thereof at any time during the Option Period. If not timely exercised, this option shall expire and shall thereafter be of no further force and effect.

     b) Upon closing of the purchase of the Premises, if at all, this Lease will terminate.

     c) If Tenant elects to exercise its purchase option, the purchase price shall be Seven Hundred Eighty Nine Thousand One Hundred Fifty-Eight and No. 100 Dollars ($789,158) less Fifty-Five Thousand Three Hundred Eighteen and No/100 Dollars ($55,318) paid by Tenant for due [ILLEGIBLE] fees prior to this Lease commencement plus any out-of-pocket costs incurred by Landlord hereunder. Said purchase price shall be paid by Tenant to Landlord in cash at closing less amount assumed as debt by Tenant under Promissory Note (attached as Exhibit L.B) if such Promissory Note is still outstanding.

     d) This option to purchase is contingent on Tenant agreeing to assume, if not at the time of closing paid and discharged in full, Landlord's responsibility under the Deed of Trust (attached as Exhibit LB) and Promissory Note (attached as Exhibit LC) which are hereby made part of this agreement, and American Marketing Industries, Inc. written consent to this assignment.

     e) Tenant pays all expenses at closing, including Landlord's reasonable attorney fees, all title insurance premiums and search fees, to affect such sale under Purchase Option.

     f) If Tenant elects to exercise its purchase option, the closing of such purchase shall be within thirty (30) days thereof.

     g) During term of this option, Tenant shall pay professional fees and other costs incurred related to monitoring the environmental activities on Premises.

     h) Conveyance of the Premises hereunder shall be free and clear of all liens, charges and encumbrances other than the deed of trust referred to in subsection (d) above, the liens and encumbrances listed on Exhibit "B" to said deed of trust and those resulting from or created by Tenant or Tenant's acts during the Lease Term.

IN WITNESS WHEREOF.

the parties hereto have hereunto set their hands and seals, the date and year first above written.

LANDLORD:

NCSC Properties LLC
By: /s/ Dennis M. Prock
    -------------------
Dennis M. Prock
Title: Member

TENANT:

Huck Store Fixture Company of North Carolina

By: /s/ Monty Weiner, EVP
   ----------------------
Monty Weiner
Title: Executive Vice President

                                    GUARANTY

         For value received, Huck Store Fixture Company of North Carolina, a North Carolina corporation and Source interlink Companies (formerly The Source Information Management Company), a Missouri corporation, jointly and severally, unconditionally and irrevocably guarantees the prompt and full payment and performance by Tenant of all of Tenant's liabilities, duties and obligations under the foregoing Lease by and between NCSC Properties, LLC and Huck Store Fixture Company of North Carolina and, in connection therewith, the undersigned knowingly and voluntarily waives for itself, its successors and assigns, all defenses given to sureties or guarantors at law or in equity other than the payment or performance of said Tenant's liabilities and obligations.

Dated this 18 day of July, 2002.

Huck Store Fixture Company of
North Carolina                               Source Interlink Companies, Inc.

By:________________________          By: /s/ Monty Weiner, EVP
                                         ---------------------
       Its______________                 Its___________

EXHIBIT LA
Legal Description 930 Old Chariotte Road, Albemarie, NC

Beginning at a PK nail located at the intersection of the West right of way of Carolina Ave.-Hwy, 52 bypass and the original South right of way line of the Old Charlotte Road; thence from said beginning point S.14-18-18E., passing a right of way monument at 58.40 feet, a total distance of 253.58 feet to a right of way monument located in the West right of way of Carolina Ave.-Hwy 52 by-pass; thence with the West right of way of said by-pass S. 21-34-44 E. 236.57 feet to a new iron pipe in West right of way of by-pass; thence S. 49-51-22 W. passing an existing iron pipe at 162,19 feet, a total distance of 370.97 feet to an existing iron pipe at ditch line; thence with said ditch S. 52-03-22 W. 283.93 feet to a point, thence S. 53-42-22 W. passing an existing iron pipe at 32.14 feet, a total distance of 95.13 feet to a point; thence S. 30-54-22 W. 27.22 feet to a point in centerline of Poplin Branch; thence down the centerline of Poplin Branch the next ten calls as follows: [1] S. 80-42-22 W. 135.04 feet, [2]
S. 40-05-22 W. 74.87 feet, [3] S. 22-58-22 W. 97.25 feet, [4] N. 86-69-38 W.
81.47 feet, [5] S. 80-01-22 W. 83.26 feet, [8] S. 31-52-22 W. 53.70 feet, [7] S.
51-40-22 W. 70-33 feet, [8] S. 29-44-22 W. 83.13 feet, [9] S. 65-59-22 W. 153.19 feet, and [10] S. 30-55-22 W. 124.74 feet to a point where centerline of Poplin Branch Intersects centerline of Little Long Creek; thence with the centerline of Little Long Creek in its original location the following eight calls: [1] N. 31-00-38 W. 89.83 feet, [2] N. 14-42-38 W. 150.15 feet, [3] N. 05-16-22 E 302.79 feet, [4] N. 73-54-22 E. 224.99 feet, [5] S. 79-52-38 E. 79.38 feet, [6] N.
48-34-22 E. 105.85 feet, [7] N. 00-03-38 W. 412.50 feet, [8] N. 34-31-46 E.
113.71 feet to a common corner in the centerline of the old creek bed of Little Long Creek between J. C. Holbrook, Allison Mfg. Co. and L. D. Cain; thence with the line of J. C. Holbrook N. 78-04-01 E. passing a new iron pipe at 60 feet, a total distance of 268.12 feet to a new iron pipe; thence with another line of J.
C. Holbrook N. 11-55-59 W., passing an iron pipe at 159.55 feet, a total distance of 175.00 feet to a PK nail located in the original South right of way line of the Old Charlotte Road; thence with the original South right of way line of the Old Charlotte Road N. 78-04-01 E. 560.00 feet to the point and place of beginning and containing 18.93 acres as computed by D.M.D. method subject to right of ways imposed.

EXHIBIT LB

                                 DEED OF TRUST

         THIS DEED OF TRUST effective as of the 27th day of June, 2002, ("DEED OF TRUST") among NCSC PROPERTIES LLC, a North Carolina limited liability company, ("GRANTOR") whose address is 2834 Wind Rush Road, Quincy IL 62301; David Grigg, as Trustee ("TRUSTEE"), whose address is 117 West North Street, Albemarle, North Carolina 28002, and American Marketing Industries, Inc. ("LENDER") whose address is 10450 Holmes Road, Suite 501, Kansas City, Missouri 64131.

         WITNESSETH: That Grantor does hereby irrevocably (i) mortgage, grant, bargain, sell, pledge, assign, warrant, transfer and convey to Trustee and to its successors and assigns in trust with power of sale in accordance with the terms and conditions hereof, for the use and benefit of Lender, and (ii) grant a security interest to Trustee and to its successors and assigns in trust with power of sale, in accordance with the terms and conditions hereof, for the use and benefit of Lender, in the property, rights, interests and estates now owned, or hereafter acquired by Grantor in the land situated in the County of Stanly, State of North Carolina, being more particularly described on Exhibit A attached hereto and incorporated herein by reference ("MORTGAGED PROPERTY").

         TO HAVE AND TO HOLD THE SAME, with the appurtenances, to Trustee, and to his successors hereinafter designated, and to assigns of him and his successors forever.

         IN TRUST, HOWEVER, for the following purposes:

         WHEREAS, This Deed of Trust secures to Lender: (a) the repayment of all obligations evidenced by that certain Promissory Note ("NOTE") date of even date herewith in the original principal amount of Four Hundred Sixty-four Thousand and No/100 Dollars ($464,000.00) plus an interest component equaling Eighty-Six Thousand Two Hundred Sixty-Three and 45/100 Dollars ($86,263.45), for a total indebtedness evidenced thereby equaling Five Hundred Fifty Thousand Two Hundred Sixty-Three and 45/100 Dollars ($550,263.45); (b) the payment of all other sums now or in the future advanced by Lender under the Note or this Deed of Trust (collectively, the "LOAN DOCUMENTS"), and the performance of all future obligations of Grantor to Lender under the Note or this Deed of Trust, provided that at no time will the total principal amount secured by this Deed of Trust, not including sums advanced to protect the security of this Deed of Trust, exceed the principal sum stated on the face of this Deed of Trust; and (c) the payment and performance of Grantor's other covenants, agreements and obligations under the Loan Documents (all referred to as the "SECURED OBLIGATIONS").

         WHEREAS, Grantor covenants that (a) Grantor is lawfully seized of the estate hereby conveyed, (b) Grantor has the right to grant and convey the Mortgaged Property and the Mortgaged Property is unencumbered, and (c) Grantor warrants and will defend generally the title to the Mortgaged Property against all claims and demands, subject in each case to the permitted encumbrances (the "PERMITTED ENCUMBRANCES") set forth on Exhibit B or, if not set forth as an exhibit, such exceptions as are described on a lender's loan policy of title insurance acceptable to Lender.

         NOW, THEREFORE, if Grantor pays and performs its obligations under the Loan Documents and complies with each and every agreement, condition and covenant contained and set forth in the Loan Documents, then this Deed of Trust will be released, without warranty, at the request and cost of Grantor. In case of the inability or refusal to act, or temporary or permanent absence from said State of North Carolina of the Trustee, or of any successor trustee, when any advertisement and sale area to be made hereunder, then the holder of the Note may, by written instrument duly executed, acknowledged and recorded, appoint a successor trustee who shall, for the purposes of that advertisement and sale, succeed to the title and powers of the Trustee hereunder.

         GRANTOR AND LENDER FURTHER COVENANT AND AGREE AS FOLLOWS:

1. PAYMENT AND PERFORMANCE OF OBLIGATIONS. Grantor must promptly pay and perform when due all of the Secured Obligations.

2. CLAIMS AGAINST MORTGAGED PROPERTY. Grantor and Lender will pay, severally, from time to time when the same become due, all claims and demands of mechanics, materialmen, laborers, and others hired or retained by each of them respectively which, if unpaid, might result in, or permit the creation of, a lien on all or any part of the Mortgaged Property, whether prior or subordinate to this Deed of Trust, or on the revenues, rents, issues, income, and profits arising from the Mortgaged Property, and in general will do or cause to be done everything necessary so that the priority of this Deed of Trust will be fully preserved, at the cost of Grantor, without expense to Lender. Each party shall be liable and responsible for discharging the claims, demands and liens of only those contractors, agents or other third parties retained by them to provide labor services or work on the Mortgaged Property. Notwithstanding the foregoing, Grantor and Lender shall have the right to contest in good faith the validity and enforceability of any such lien, claim or demand.

3. TRANSFER OF THE MORTGAGED PROPERTY OR A BENEFICIAL INTEREST IN GRANTOR. Grantor covenants and agrees to and with Lender that, if all or any part of the Mortgaged Property or any interest therein (including, without limitation, any equity, beneficial or ownership interest in Grantor) is sold, assigned, transferred, conveyed, encumbered, mortgaged, or otherwise alienated, whether voluntarily, involuntarily, or by operation of law, or if Grantor (or anyone having an interest in Grantor) enters into any contract or agreement to do any of the foregoing, in any such case (a "TRANSFER") without the prior written consent of Lender which consent shall not be unreasonably withheld, Lender may, without notice to Grantor, declare all of the Secured Obligations to be immediately due and payable to the extent provided in the Note, and Lender may invoke any remedies as are permitted by this Deed of Trust in an Event of Default. If a Transfer occurs, Grantor must immediately deliver notice of such Transfer to Lender.

4. PRESERVATION AND MAINTENANCE OF MORTGAGED PROPERTY. Grantor covenants and agrees not to permit or commit any waste on or of the Mortgaged Property and to maintain the Mortgaged Property at all times in a state of good repair and condition; to comply with, or cause to be compiled with, all statutes, ordinances, and requirements of any governmental or other authority relating to the Mortgaged Property; and to do or permit to be done to the Mortgaged Property nothing that will after or change the use and character of the Mortgaged Property or in any way impair or weaken the security of this Deed of Trust or otherwise diminish the value of the Mortgaged Property. In case of the refusal, neglect, or inability of Grantor to repair and maintain the Mortgaged Property, Lender may, at its option, make such repairs or cause repairs to be made, and advance money to do so.

5. TAXES AND PUBLIC CHARGES. Grantor and Lender agree that Grantor is responsible for all taxes (including real and personal property taxes and income, franchise, withholding, profits, and gross receipts taxes); all general and special assessments, levies, permits, inspection, and license fees; all water and sewer rents and charges; and all other public charges, whether of a like or different nature, imposed upon or assessed against Grantor or all or any part of the Mortgaged Property or upon the revenues, rents, issues, income, and profits of the Mortgaged Property or arising in respect of the occupancy, use, or possession of the Mortgaged Property after January 1, 2002. Grantor will, upon the request of Lender, deliver to Lender receipts evidencing the payment of all such taxes, assessments, and other public charges.

6.       INSURANCE.

                  i) Grantor agrees to maintain in force at all times (i) comprehensive, general liability insurance; and (ii) property insurance, including, windstorm, explosion, such other risks usually insured against by owners of like properties, and such other coverages as Lender may from time to time require on the Mortgaged Property, in an amount equal to or greater than the Purchase Price of the Mortgaged Property.

                  ii) All such insurance must be written by companies, on forms and with endorsements all satisfactory to Lender, all with satisfactory loss-payable and standard non-contribution mortgagee clauses attached in favor of Lender (or, in case of a foreclosure sale, in favor of the owner of the certificate of sale). Grantor must promptly deliver to Lender certified copies of all policies and endorsements, and all renewals. All such policies must provide for, among other things, thirty (30) days' prior written notice to Lender of their expiration or any cancellation or modification. Not less than ten (10) days prior to the expiration of any such policy, a certified copy of an appropriate renewal policy must be delivered to Lender.

                  iii) Grantor must promptly notify Lender, in writing, of any notice received under any insurance policy or of any loss to the Mortgaged Property that will require more than Fifty Thousand Dollars ($50,000) to repair ("SUBSTANTIAL DAMAGE"). Grantor hereby directs each insurance company to make Substantial Damage payment for such loss directly and solely to Lender; and Grantor agrees that any payment which is delivered, for any reason, to Grantor will be held in trust for Lender and promptly delivered in the form received (except for any necessary endorsements) to Lender. So long as no default or Event of Default has occurred and is continuing hereunder, the proceeds of the Mortgaged Property arising from the damage or destruction thereof shall be paid to Grantor and used by Grantor to repair, restore or replace such Mortgaged Property, as the case may be. Otherwise, at Lender's election such funds shall be paid over to Lender to satisfy and discharge the Secured Obligations to the extent thereof.

7. CONDEMNATION. If all or any part of the Mortgaged Property is taken or damaged by the exercise of the power of eminent domain, Grantor may contest the same in good faith and so long as Grantor is not in default under any of the Loan Documents, the award for any property so taken shall be paid to Grantor to restore or rebuild the portion of the Mortgage Premises remaining following such taking, but otherwise such award is hereby assigned to Lender, and Lender, upon such award becoming final, is authorized, in the name of Grantor or Lender, as appropriate, to execute and deliver acquittances for, and release of, any such award and to collect and apply the proceeds, after the payment of all of Lender's expenses in connection with such proceedings (including attorneys' fees), to the payment of the Secured Obligations (such application to be in such order as Lender may elect), and the remainder, if any, will be paid to Grantor.

8. CASUALTY LOSS. Subject to the provisions herein, if any of the Mortgaged Property is destroyed or damaged by fire or any other cause, whether insured or uninsured, and if such damage is Substantial Damage, Grantor will, as long as no default or Event of Default has occurred and is continuing, restore or rebuild the damaged Mortgaged Property, but if any such default or Event of Default has occurred apply any insurance or other proceeds to the payment of the Secured Obligations. If any damage occurs that is not Substantial Damage, Grantor must promptly restore or rebuild the damaged Mortgaged Property so that it is at least of equal value and substantially the same character as prior to the damage or destruction. If Grantor rebuilds the damaged Mortgaged Property or if such damage is not Substantial Damage, then Lender will make any insurance or other proceeds that have been paid to Lender available to Grantor in accordance with such reasonable disbursement procedures as Lender may impose. Any surplus that remains out of the insurance proceeds after payment of such cost of rebuilding or restoration may, at the option of Lender, (i) be applied on account of the Secured Obligations or such portion as Lender will determine, in such order of maturity as Lender may determine, but without any change in the amount of the monthly payments due under the Note, or (ii) be paid to Grantor. If the Mortgaged Property is acquired by Lender or, as the result of a foreclosure, by anyone else, Grantor's right to any insurance policies and proceeds resulting from damage to the Mortgaged Property prior to the acquisition will pass to Lender or the other party, as the case may be.

9. PROTECTION OF LENDER'S SECURITY. Lender may, at its option, and without waiving its right to accelerate the Secured Obligations to the extent provided in the Note and to foreclose this Deed of Trust, pay either before or after default any or all of those certain obligations required by the terms of this Deed of Trust to be paid by Grantor for the protection of the Deed of Trust security or for the collection of any of the Secured Obligations or may bring or intervene in any legal proceeding for the protection of the Deed of Trust security. All sums so advanced, paid or expended by Lender (including, to the extent permitted by law, attorneys' fees and expenses) will become part of the Secured Obligations, and will bear interest from the date thereof at the interest rates set forth in the Note, and become an integral part of the Secured Obligations, subject in all respects to the terms, conditions, and covenants of the Loan Documents, as fully and to the same extent as though a part of the original indebtedness evidenced by the Note and secured by this Deed of Trust, except that such sums will be repaid to Lender upon demand.

10. INSPECTION. Lender or its agent may enter upon and inspect the Mortgaged Property at reasonable times upon reasonable notice.

11. GRANTOR NOT RELEASED; FORBEARANCE BY LENDER NOT A WAIVER. Extension of the time for payment of the sums secured by this Deed of Trust granted by Lender to Grantor or any successor in interest will not operate to release Grantor or Grantor's successors in interest from liability under this Deed of Trust. Lender will not be required to commence proceedings against any successor in interest or refuse to extend time for payment of the sums secured by this Deed of Trust by reason of any demand made by the original Grantor or Grantor's successors in interest. Any forbearance by Lender in exercising any right or remedy will not be a waiver of or preclude the exercise of any right or remedy.

12. NOTICES. All notices or other communications required or permitted to be given pursuant to the provisions of this Deed of Trust will be deemed to have been duly given or made: if by hand, immediately upon delivery; if by telex, immediately upon confirmation of receipt; if by express mail or any other public, semi-public, or private overnight delivery service, one (1) day after dispatch; and if mailed by certified mail, postage prepaid and return receipt requested, three (3) days after deposit in the mail. All such notices and communications will be given to the parties at their respective addresses set forth in this Deed of Trust, or to such other addresses as either party may designate by notice in accordance with the terms of this section.

13. GOVERNING LAW; SEVERABILITY; CONFORMITY. This Deed of Trust will be governed by the law of North Carolina (the "STATE"). In the event that any provision or clause of the Loan Documents conflicts with applicable law, such conflict will not affect other provisions of the Loan Documents which can be given effect without the conflicting provision. To this end, the provisions of the Loan Documents are declared to be severable. To the extent North Carolina law may now or hereafter impose requirements or set limitations on Lender's rights under the Loan Documents, the Loan Documents will be conformed to comply in all respects to the law as it may from time to time be amended.

14. EVENTS OF DEFAULT. Each of the following will constitute an "EVENT OF DEFAULT" under this Deed of Trust: (a) failure of Grantor to make any payment of principal or interest or any other amount due under the Loan Documents, when the same become due and payable, whether at maturity, or by acceleration as provided in the Loan Documents; (b) failure of Grantor to make any payment when due (including any applicable notice or grace periods) in accordance with the terms of any prior or subordinate mortgage or deed of trust or the notes secured thereby, or failure to perform any of the other terms, covenants and conditions of any prior or subordinate mortgage or deed of trust, or the notes secured thereby, on or before the date for such performance (including any applicable cure or grace periods); (c) failure of Grantor to observe or perform any nonmonetary covenant or agreement contained in the Loan Documents; (d) failure of Grantor to observe or perform any other obligation to, or covenant or agreement with Lender on or before the date for such performance (including any applicable cure or grace periods); (e) appointment of a receiver, trustee or liquidator (or other similar official) of Grantor or of the Mortgaged Property or any portion thereof in any proceeding or by any federal or state officer or agency and such appointee is not discharged within sixty (60) days after such appointment or Grantor's consent to such appointment; (f) Grantor files a petition in bankruptcy or for reorganization or for an arrangement under state law, now or hereafter in effect, or Grantor makes an assignment for the benefit of its creditors, or admits in writing its inability to pay its debts generally as they become due, or suspends payment of obligations or takes any action in furtherance of any of the foregoing; (g) a petition or claim of involuntary bankruptcy is filed against Grantor under the Bankruptcy Code or any similar federal or state law, now or hereafter in effect, and (1) Grantor consents to such filing, or (2) fails to obtain a final order dismissing such petition or claim within sixty (60) days after the such filing; or (h) Grantor gives any notice by which Grantor elects to terminate the operation of this Deed of Trust as security for future advances or future obligations made or incurred after the date Lender receives such notice, or Grantor takes any other action for the purpose of limiting or attempting to limit the operation of this Deed of Trust as such security. Grantor acknowledges, represents and warrants that this Deed of Trust is collateral for a loan given in a business transaction.

15. REMEDIES. At any time after an Event of Default has occurred, the whole of the Secured Obligations (other than the Balloon Payment as provided in the Note) will become due at Lender's option immediately or at any time thereafter at the continuing option of Lender, and this Deed of Trust will remain in force, and Lender may exercise any right, power or remedy permitted to it by law or by contract, and in particular, without limiting the generality of the foregoing, Lender will have the absolute right, at its option, to pursue one or more of the following remedies:

                  i) Lender will be entitled, immediately or thereafter, without notice or demand, to the extent permitted by the laws of the State, (i) to institute suit to enforce the rights of Lender and (ii) to enforce, at Lender's continuing option, payment of all Secured Obligations (other than the Balloon Payment as provided in the Note) by action to foreclose this Deed of Trust, either or both, concurrently or otherwise; and one action or suit will not abate or be a bar to or waiver of the Lender's right to institute or maintain the other, provided that Lender will have only one payment and satisfaction of the Secured Obligations.

                  ii) Lender will have the right from time to time to take action to recover any sums, whether interest, principal or any installment of either, or any other sums required to be paid under the Loan Documents, as the same become due, without regard to whether or not the principal sum secured or any other Secured Obligations will be due, and without prejudice to the right of Lender thereafter to bring an action of foreclosure, or any other action, or commence foreclosure proceedings under the power of sale, for a default or Event of Default by Grantor existing at the time such earlier action was commenced.

                  iii) The Trustee may proceed to sell all or any part of the Mortgaged Property, at public vendue, to the highest bidder, at the customary place in the county in which the Mortgaged Property is located, for cash, first giving the public notice required by law of the time, terms and place of sale, and of the property to be sold; and upon such sale will execute and deliver a deed of conveyance of the property sold to the purchaser or purchasers of the property, and any statement or recital of fact in such deed in relation to the nonpayment of indebtedness hereby secured, existence of the indebtedness so secured, notice of advertisement, sale, receipt of money, and the happening of any of the events by which any successor trustee became successor as herein provided, will be prima facie evidence of the truth of such statement or recital; and the Trustee will receive the proceeds of such sale, and the Trustee covenants faithfully to perform the trust herein created. Until a sale is held hereunder, the Trustee hereby lets the Mortgaged Property to Grantor upon the following terms and conditions: Grantor, and any and all persons claiming or possessing the Mortgaged Property, and any part thereof, by, through, or under it will pay rent therefor at the rate of one cent per month, payable monthly upon demand and will surrender peaceable possession of the Mortgaged Property and any and every part thereof to the Trustee, any of its successors or assigns, or purchasers thereof, without notice or demand therefor, upon the occurrence of any Event of Default.

                  iv) Lender may exercise any and all other remedies available at law or in equity.

16. SUBSTITUTE TRUSTEE. Lender, at its option, may from time to time remove Trustee and appoint a successor trustee to any Trustee appointed hereunder by an instrument recorded in the county in which this Deed of Trust is recorded. Without conveyance of the Mortgaged Property, the successor trustee will succeed to all the title, power and duties conferred upon Trustee herein and by applicable law.

17. COSTS AND EXPENSES. Grantor agrees to pay all fees and charges incurred in the procuring and making of this Deed of Trust or in the perfection of the lien and security interests created by this Deed of Trust, including without limitation; fees and expenses relating to the examination of title to the Mortgaged Property; title insurance premiums, costs, and expenses; surveys; appraisals; mortgage recording, documentary, transfer, mortgage registration, or similar fees or taxes; revenue stamps; architects' and engineers' services; inspection costs and attorneys' fees. Grantor further agrees to pay each and all of the costs, charges and expenses, including, to the extent permitted by law, attorneys' fees and abstract and title insurance costs, reasonably incurred or paid at any time by Lender because of the failure of Grantor to perform, comply with, and abide by each and every of the agreements, conditions, and covenants of any of the Loan Documents.

18. SUCCESSORS AND ASSIGNS; JOINT AND SEVERAL LIABILITY. The covenants and agreements of this Deed of Trust will benefit the Lender and Lender's successors and assigns. Grantor's covenants and agreements are joint and several.

19. FUTURE ADVANCES. This Deed of Trust is intended to secure future advances made under the Note, hereunder and/or under any other Loan Document (as defined in the Note), and all modifications, extensions, and renewals of any of the foregoing, with the same priority as if made on the day of execution of this Deed of Trust, up to a maximum amount of $550,263.45, pursuant to NCGS 45-68, et. seq. The maximum amount stated in the preceding sentence does not affect or alter the principal amount which Grantor is entitled to borrow under the Note and/or any Loan Documents, and may be in excess of permitted borrowings to cover expenses, accrued interest, costs of collection and the like.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, Grantor has executed and delivered this Deed of Trust as of the day and year first above written.

                                                   GRANTOR:

                                                   NCSC PROPERTIES LLC

                                                   By:__________________________

                                                   Name:________________________

                                                   Title:_______________________

                                                   LENDER:

                                                   AMERICAN MARKEING INDUSTRIES,
                                                   INC.

                                                   By:__________________________

                                                   Name:________________________

                                                   Title:_______________________

                                   EXHIBIT A

                              [LEGAL DESCRIPTION]

Beginning at an existing concrete monument at the Northwest corner of that tract of land described in deed from Jefferies Associates, Inc. to Beatrice Foods Co. dated 30 August. 1983, recorded in Deed Book 336, page 804, Stanly County Registry and runs with the old North line of said tract North 77-46-00 East
513.93 feet to an existing iron pipe in the Western margin of U.S. Highway 52 Bypass right-of-way; thence with the Western margin of said right-of-way South 50-07-10 East 123.32 feet to an existing concrete right-of-way monument; thence again with sad margin of said right-of-way South 37-32-15 East 270.56 feet to an existing concrete right-of-way monument in the old line; thence with the old line South 29-14-23 East 95.99 feet to a point on concrete located South 05-12-30 East 0.23 feet from an existing iron pipe.; thence South 67-50-17 West passing an existing P.K. nail in the center of a paved drive at 38.00 feet, also passing an existing iron pipe 61,92 feet from the existing P.K. nail and continuing on 247.47 feet for a total distance of 347,39 feet to an existing iron pipe; thence South 49-11-33 West for a total distance of 171.45 feet to an existing concrete monument in an old line; thence with said old line North 76-18-36 West (passing a point on concrete located North 00-51-51 East 0.48 feet from an existing iron pipe at 93.59 feet) for a total distance of 302,00 feet to an existing concrete monument; thence with the old line North 08-14-11 West 444,67 feet to an existing concrete monument, the point of beginning, and containing 7.59 acres by survey of Rogell E. Hunsucker, Registered Land Surveyor, dated 3 February, 1988.

                                   EXHIBIT B

                            [PERMITTED ENCUMBERANCES]

         1. The lien of taxes and installments of special assessments (if any) against the Real Property not yet due and payable as of the Closing Date;

         2. The right of way to Albemarle Telephone Company recorded in Book 103, at page 467;

         3. The right of way to Southern Power Company recorded in Book 53, at page 1;

         4. Deed of easement and right of way to City of Albemarle recorded in Book 103 at page 467;

         5. Rights of way to Southern Bell Telephone and Telegraph Company recorded in Book 73, page 495; Book 108, page 357 and Book 73, page 539;

         6. Temporary right of way from Beatrice Foods, Inc. to Department of Transportation recorded in Book 328, page 797;

         7. Deed of easement from Beatrice Foods Company to Department of Transportation recorded in Book 328, page 799;

         8. Right of way Agreement from Beatrice Foods Company to Duke Power Company recorded in Book 340, page 960;

         9. Rights of way of Carolina Avenue-Hwy 52 By-Pass and Old Charlotte Road;

         10. Such easements and rights-of-way as may be granted after the Initial Closing Date by Seller, with Buyer's consent, to governmental authorities and to public companies for utility lines and facilities providing services to the Property;

         11.  Matters created or caused by Buyer;

         12. Such other matters (if any) described or referred to in the "Title Commitment" (hereinafter defined) and which Buyer may approve or be deemed to approve; and

         13.  Any deed restrictions as required by NCDENR.

EXHIBIT LC

                                PROMISSORY NOTE

$464,000.00                                                        June 27, 2002

         FOR VALUE RECEIVED, the undersigned NCSC Properties LLC, a North Carolina limited liability company, (hereinafter referred to as the "MAKER") promises to pay to the order of American Marketing Industries, Inc. ("LENDER"), with offices located at 10450 Holmes Road, Suite 501, Kansas City, Missouri 64131, or at such other place or places as may be hereafter designated in writing from time to time by the holder of this Note, the principal sum of Four Hundred Sixty-Four Thousand and No/100 Dollars ($464,000) plus interest thereon from the date hereof through July 1, 2009 at the rate of five percent (5%) per annum in the manner hereinafter provided. Unless otherwise defined herein, all defined terms shall have the same meaning in this Note as such terms have in that certain Amended and Restated Real Estate Contract by and between Lender and Maker, dated June 27, 2002 ("REAL ESTATE CONTRACT").

         The principal amount of $464,000 (the "Original Principal Amount") together with interest at the rate of five percent (5%) per annum through July 1, 2009 (such amount of $86,263.45 being the "Interest Component"), making the total sum due $550,263.45 (the "Total Payment"), shall be payable in 48 payments as follows:

         A. Basic Monthly Payments - Seller will make forty-six (46) monthly payments of Ten Thousand and No/100 Dollars ($10,000) each (the "Basic Monthly Payments") commencing on July 1, 2003 and on the 1st day of each month thereafter for the subsequent 45 months with the last such payment due May 1, 2007. The Basic Monthly Payments Include interest computed monthly at a rate of five percent (5%) per annum.

         B. Final Monthly Payment - On June 1, 2007, Buyer shall pay Seller a forty-seventh payment in the amount of Five Thousand Two Hundred Sixty-Three and 45/100 Dollars ($5,263.45) ("Final Monthly Payment").

         C. Balloon Payment - Buyer shall pay Seller the forty-eighth and last payment of $75,000 (the "Balloon Payment") within 30 days of Maker's receipt from Holder of a copy of the NFA Letter (the "NFA Letter Notification"). No interest shall accrue on the principal balance after July 1, 2009. Notwithstanding anything to the contrary herein, Maker and Holder agree that the remaining balance of the Total Payment, inclusive of (i) the Original Principal Amount and (ii) the Interest Component shall be immediately due and payable upon NFA Letter Notification without regard to the actual date thereof and such payment shall be paid by Maker to Lender within 10 days of the NFA Letter Notification.

     In the event the due date for any of the foregoing payments is a Saturday, Sunday or a banking holiday all applicable payments shall be considered timely paid on the next business day.

                  Maker shall have the right to prepay the remaining balance of the Total Payment, inclusive of (i) the Original Principal Amount and (ii) the Interest Component, at anytime without penalty.

         This Note is secured by a Deed of Trust of even date herewith executed by Maker, which, inter alia, creates a lien on real estate in Albemarle, North Carolina (the "Deed of

TRUST") as more particularly described in the Real Estate Contract. The Deed of Trust provides for the acceleration of the maturity of this Note under the circumstances specified above.

         Any and every payment of principal, interest or any other sums shall be made in the lawful money of the United States that is legal tender for payment of all debts and dues, public and private, at the time of payment, and shall be credited first to fees, costs and expenses owed to Lender pursuant to the terms of the Deed of Trust; then to interest then due and the remainder on principal and after the proper crediting of any principal payments interest shall cease upon the portion of the principal so credited. If the balance of principal shall not have been paid when due, on or before the Maturity Date, whether by acceleration or otherwise, as hereinbefore provided, the same shall thereafter bear interest at a rate equal to Eighteen percentage points (18%) per annum (i.e. the "DEFAULT RATE"), until paid, provided, however, that in no event shall interest be charged at a rate in excess of the highest interest rate allowable by applicable law. The Default Rate shall accrue and remain payable on any judgment rendered hereon or in connection with any foreclosure of the Mortgage and throughout any bankruptcy proceedings involving the Maker.

         At the option of the holder hereof, the undersigned Maker agrees to pay a late charge of $15 plus an additional interest charge of Eighteen percent (18%) per annum calculated daily on any past due balance until such late payment is paid to cover the expense involved in handling delinquent payments.

         In the event of a default in any promise to pay made in this Note, or in the event of any other default hereunder or in the terms of the Real Estate Contract or the Deed of Trust which is not cured within the period provided therein, if any, at the option of the Lender, the entire indebtedness hereby evidenced other than the Balloon Payment shall become due, payable and collectible, then or thereafter as and when the Lender may elect. In no event, and notwithstanding a default or event of default under this Note, the Real Estate Contract or the Deed of Trust shall the Balloon Payment be due prior to the NFA Notification Date. Notice of the exercise of such option is hereby expressly waived. The right of acceleration provided for in this paragraph shall not prejudice any right which the Lender may otherwise have to receive payment of the principal sum and all accrued interest in accordance with the terms hereof. The failure of the Lender to exercise such option or any other right to which the Lender may be entitled shall not constitute a waiver of the right to exercise such option or any other right in the event of any subsequent default.

         Maker shall not, directly or indirectly, sell, grant, convey, assign or otherwise transfer or permit to be the subject of a transfer (collectively, "TRANSFER"), the Mortgaged Property (as defined in the Deed of Trust) or any legal or beneficial interest therein provided, however, that the leasing of the Mortgaged Property by Maker is not prohibited hereby. In the event of any Transfer described herein without the prior written consent of Lender which consent shall not be unreasonably withheld. Lender, at its option, may declare this Note and all other obligations hereunder other than the Balloon Payment or under the Deed of Trust to be immediately due and payable. The Maker and any endorsers, guarantors, sureties and all other parties liable for the payment of any sum or sums due or to become due under the terms of this Note severally waive demand, presentment, demand for payment, protest, notice of protest, nonpayment and dishonor except as specifically provided herein, and consent that the time of payment of this Note may be extended, renewed or modified, from time to time, without notice to them or their consent, and further agree that the security for this Note or any portion thereof may from time to time be modified, adjusted or released in whole or in part without affecting the liability of any party liable or becoming liable for the payment of this Note.

         Notwithstanding anything to the contrary contained in the Deed of Trust or this Note, Lender hereby consents to Maker leasing or selling Allison #2 to Huck Store Fixture Company of North Carolina, a North Carolina corporation or its affiliated companies ("HUCK"). If Maker transfers ownership of Allison #2 to Huck, Lender also consents to allow all obligations under this note to be assumed by Huck. All of the foregoing in this paragraph is subject to Huck agreeing to be bound by the terms thereof.

         In any litigation to which Lender and Maker shall be adverse parties, Maker, except as may otherwise be provided in the Real Estate Contract, hereby waives (to the extent permitted by law) the right to claim any defense based on any statute of limitations or on any claim of laches and waives any counterclaim, cross-claim, or set-off of any nature or description. Maker also
(a) acknowledges and agrees that Lender can bring any suit, action, or proceeding under this Note or any of the documents or instruments mentioned herein in the courts of the State of North Carolina, or the courts of the United States District Court for the Central District of North Carolina, but shall not be restricted to such courts, (b) consents to the jurisdiction of such courts, and (c) consents to and waives any objection which Maker now has or may hereafter have to proper venue existing in any of such courts. Furthermore, Maker consents to the applicability of the laws of the State of North Carolina with respect to liability under this Note and any action for a deficiency judgment, whether before or after power of sale or judicial action foreclosure.

         If litigation is required to enforce any provision of this Note, the prevailing party shall have the right to recover from the other party the prevailing parties costs of such litigation, including reasonable attorney fees.

         All agreements in this Note and in the Deed of Trust and related documents are expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount agreed to be paid hereunder or thereunder for the use, forbearance or detention of money exceed the highest lawful rate permitted under applicable usury laws. If, from any circumstance whatsoever, fulfillment of any provision of this Note or the Deed of Trust or any related document at the time performance of such provision shall be due, shall involve exceeding any usury limit prescribed by law which a court of competent jurisdiction may deem applicable hereto, then, ipso facto, the obligations to be fulfilled shall be reduced to allow compliance with such limit, and if, from any circumstance whatsoever, Lender shall ever receive as interest an amount which would exceed the highest lawful rate, the receipt of such excess shall be deemed a mistake and shall be cancelled automatically or, if theretofore paid, such excess shall be credited against the principal amount of the indebtedness evidenced hereby to which the same may lawfully be credited, and any portion of such excess not capable of being so credited shall be refunded immediately to Maker. Maker acknowledges that the indebtedness evidenced hereby is being incurred, and that the proceeds thereof shall be used, solely for business purposes.

         This writing is intended by the parties as a final expression of this Note and also is intended as a complete and exclusive statement of the terms of this Note. No course of prior dealing between the parties, no usage of trade, and no parol or extrinsic evidence of any nature shall be used to supplement or modify any term hereof, nor are there any conditions to the full effectiveness of this Note. This Note cannot be changed, amended, or modified orally.

               [Remainder of this page intentionally left blank]

         IN WITNESS WHEREOF, each of the Undersigned, jointly and severally if more than one, has executed this Note on the date above set forth.

                                    NCSC PROPERTIES LLC, a North Carolina
                                    limited liability company

                                    By:________________________________
                                    Name:______________________________
                                    Title:_____________________________

EXHIBIT LD
Special Stipulations: None

EXHIBIT LE
Landlord Personal Property

TAG NUMBER        DESCRIPTION
----------        -----------
    1        Hon 4-Drawer Credenza
    2        Blue Armed Chair-Dark Wood
    3        Blue Armed Chair-Dark Wood
    4        Victor 1460-2 Calculator
    5        Blue Armed Chair-Dark Wood
    6        Blue Armed Chair-Dark Wood
    7        Blue Armed Chair-Dark Wood
    8        Blue Armed Chair-Dark Wood
    9        Blue Armed Chair-Black Plastic
   10        Blue Armed Chair-Black Plastic
   11        Blue Armed Chair-Black Plastic
   12        Blue Armed Chair-Black Plastic
   13        Hon Desk-L W/4 Drawers
   14        Hon Desk-L W/4 Drawers
   15        Hon Desk-L W/4 Drawers
   16        Hon Desk-L W/4 Drawers
   17        Hon Desk-L W/4 Drawers
   18        Hon Desk-L W/4 Drawers
   20        Hon 4 Drawer Credenza
   21        Wheeled Arm Chair
   23        Hon Desk-L W/4 Drawers
   24        Hon Desk-L W/4 Drawers
   25        Hon Desk-L W/4 Drawers
   26        Hon Desk-L W/4 Drawers
   27        Hon Desk-L W/4 Drawers
   28        Hon 4 Drawer Credenza
   29        Hon 4 Drawer Credenza
   30        Blue Armed Chair-Black Plastic
   31        Blue Armed Chair-Dark Wood
   32        Blue Armed Chair-Dark Wood
   33        Blue Armed Chair-Dark Wood
   34        Blue Armed Chair-Dark Wood
   35        Blue Armed Chair-Dark Wood
   36        Blue Armed Chair-Dark Wood
   37        Blue Swivel Chair
   38        Blue Swivel Chair
   39        Blue Armed Chair-Dark Wood
   40        Blue Armed Chair-Dark Wood
   41        2 Drawer File Cabinet
   42        2 Drawer File Cabinet
   43        Wheeled Arm Chair
   44        Hon Desk - 5 Drawer
   45        Wheeled Clerical Chair
   46        Wheeled Clerical Chair
   47        Wheeled Clerical Chair
   48        Wheeled Clerical Chair
   49        Wheeled Clerical Chair
   50        Wheeled Clerical Chair
   51        Wheeled Clerical Chair
   52        Partitions
   53        Partitions
   54        Wheeled Arm Chair
   55        Wheeled Clerical Chair
   56        Sharp Calculator
   57        Victor 1260-2 Calculator
   58        Victor 1460-2 Calculator
   59        Sharp Calculator
   60        Table
   61        Microvave
   62        Janitor Buggy
   65        Mail Bins in Vault
   66        Check Signer in Vault
   67        Check Signer in Vault
   68        25 Trash Cans
   69        Metal Shelving in Vault
   70        Metal Shelving in Vault
   71        Hon Desk - 5 Drawer 1997 HON Cubicles with desks - qty
   72        12
   73        2000 HON cubicles with desks - qty 3
   74        Quincy Compressors - qty 2
   75        Uninterruptible Power Supply

                                  Page 24 of 24